UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)                      December 5, 2007
HEI, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	0-10078	41-0944876

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 5000, 1495 Steiger Lake Lane, Victoria, Minnesota		55386

(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code)		(952) 443-2500

Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement.
     On December 5, 2007, HEI, Inc. (the “Company”) entered into an amendment (“Amendment”) to the Credit and Security Agreement dated May 15, 2007 and the Credit and Security Agreement for the Export-Import Bank dated May 15, 2007 with Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division (“Wells”). Under the Amendment, the covenants regarding the minimum earnings before taxes for the fiscal year 2008 periods were revised for both agreements by providing that the covenant levels for such period will be established on or before December 31, 2007. In addition, the Amendment contained a waiver of default by Wells for the Company’s default of the minimum earnings covenants for the periods ending June 30, 2007, July 31, 2007 and August 30, 2007.
Section 3 — Securities and Trading Markets
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     The Company voluntarily initiated the process of delisting and deregistering its common stock from the NASDAQ Capital Market. The Company provided notice to the NASDAQ Capital Market on December 6, 2007, and issued a press release on December 7, 2007 announcing its plans to delist and deregister its securities, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company anticipates that the last full day of trading of its common stock on NASDAQ Capital Market will be Friday, December 14, 2007.
Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On December 5, 2007, Mr. Timothy F. Floeder resigned as a member of the Company’s Board of Directors. Mr. Floeder’s resignation did not involve a disagreement with the Company on any matter relating to the Company’s operations, policies or practicesor any financial or accounting matter.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
     99.1 Press Release dated December 7, 2007

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEI, INC.
Date: December 7, 2007	By /s/ Mark B. Thomas
Mark B. Thomas
Its: Chief Executive Officer and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated December 7, 2007

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